Gain on sale of vessel	12 Months Ended
Dec. 31, 2025
Gain on sale of vessel
Gain on sale of vessel

10. Gain on sale of vessel

In February 2024, the Company agreed to sell the 2010-built Ardmore Seafarer for $27.1 million. Effective February 14, 2024, the Company reclassified the vessel as held for sale and ceased to depreciate it. A gain of $12.3 million was recognized when the vessel was delivered to the buyer in April 2024. No vessels were sold during 2025 or 2023.

The gain on the sale of the Ardmore Seafarer for the year ended December 31, 2024 is calculated as follows:

In thousands of U.S. Dollars	Seafarer
Sales proceeds	27,100
Net book value of vessel	(14,583)
Sales related costs	(195)
Gain on sale of vessel	12,322